Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes
Income Taxes

15.      Income Taxes

The (benefit) provision for income taxes consists of the following:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Current - State	$716	$688	$522
Deferred	(17,875)	258	234
	$(17,159)	$946	$756

Reconciliations between the Company’s effective income tax rate and the U.S. statutory rate are as follow:

	Year Ended December 31,
	2017	2016	2015
Statutory U.S. Federal income tax rate	(35.0)%	(35.0)%	(35.0)%
State income taxes, net of U.S. Federal income tax	3.8	0.9	(2.2)
Valuation allowance	38.7	30.9	16.8
Permanent items	1.0	8.2	5.1
Indefinite-life intangibles	5.5	2.0	0.8
Deferred item adjustments	(0.1)	0.4	17.2
Federal tax reform - deferred rate change	(220.0)	—	—
Effective income tax rate	(206.1)%	7.4%	2.7%

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act makes broad and complex changes to the U.S. tax code that affects 2017, including, but not limited to, accelerated depreciation that will allow for full expensing of qualified property. The Tax Act also establishes new tax laws that will affect 2018 and after, including a reduction in the U.S. federal corporate income tax rate from 35% to 21%, as well as limitations on the deductibility of interest expense and executive compensation.

On December 22, 2017, the SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”), which provides guidance on accounting for the tax effects of the Tax Act. SAB 118 provides a measurement period that should not extend beyond one year from the Tax Act enactment date for companies to complete the accounting under ASC 740, Income Taxes. In accordance with SAB 118, a company must reflect the income tax effects of those aspects of the Tax Act for which the accounting under ASC 740 is complete. To the extent that a company’s accounting for certain income tax effects of the Tax Act is incomplete but it is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements.

In connection with our initial analysis of the impact of the Tax Act, we have recorded a provisional income tax benefit of approximately $18.3 million for the revaluation of our net deferred tax liability. Our effective tax rate was reduced by 220.0 percentage points primarily as a result of the revaluation of our net deferred tax liability.

The components of the Company’s overall deferred tax assets and liabilities at December 31 are as follows:

(in thousands)	2017	2016
Deferred tax assets
Accounts receivable	$316	$550
Accrued compensation and pension	4,781	5,911
Inventories	501	816
Other assets	1,047	1,508
Unrealized loss on pension	2,345	4,027
Net operating loss carryforwards	52,508	83,526
Deferred tax assets	61,498	96,338
Valuation allowance	(44,403)	(63,672)
Total deferred tax assets	17,095	32,666
Deferred tax liabilities
Accelerated depreciation and amortization	(51,630)	(84,814)
Prepaid assets	(807)	(1,069)
Total deferred tax liabilities	(52,437)	(85,883)
Net deferred tax liabilities	$(35,342)	$(53,217)

At December 31, 2017, the Company had available unused federal net operating loss carryforwards of approximately $206.7 million. The net operating loss carryforwards will expire at various dates from 2019 through 2038. Net operating loss carryforwards of the Company are subject to review and possible adjustment by the taxing authorities.

In assessing the need for a valuation allowance, we consider whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. We evaluate our ability to realize the tax benefits associated with deferred tax assets by analyzing the relative impact of all the available positive and negative evidence regarding our forecasted taxable income, the reversal of existing deferred tax liabilities, taxable income in prior carry-back years (if permitted) and the availability of tax planning strategies. Based on the expected reversal of the existing deferred tax assets and liabilities at December 31, 2017, we believe that a portion of the deferred tax assets will not be realized. As such, we have recorded a valuation allowance of $44.4 million primarily related to federal and state net operating losses that are not expected to be realized prior to their expiration. The valuation allowance decreased in 2017 mainly due to the reduction in the federal corporate tax rate from the Tax Act.

Under the Code, certain corporate stock transactions into which the Company has entered or may enter in the future could limit the amount of net operating loss carryforwards which may be utilized on an annual basis to offset taxable income in future periods.

ASC Topic 740 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

Our evaluation was performed for the tax years ended December 31, 2017,  2016 and 2015, which are the tax years that remain subject to examination by major tax jurisdictions as of December 31, 2017.

A reconciliation of the beginning and ending amount of unrecognized tax benefit for the years ended December 31, 2017,  2016 and 2015

(in thousands)
Unrecognized tax benefits balance at January 1, 2015	$2,072
Gross decreases for tax positions in 2015	—
Unrecognized tax benefits balance at December 31, 2015	2,072
Gross decreases for tax positions in 2016	—
Unrecognized tax benefits balance at December 31, 2016	2,072
Gross decreases for tax positions in 2017	(707)
Unrecognized tax benefits balance at December 31, 2017	$1,365

Included in the unrecognized tax benefits as of December 31, 2017 are $1.4 million of tax benefits that, if recognized, would decrease the effective tax rate.